Provisions and Contingencies	12 Months Ended
Dec. 31, 2017
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Provisions and Contingencies
27.	Provisions and Contingencies

PLDT’s Local Business and Franchise Tax Assessments

Pursuant to a decision of the Supreme Court on March 25, 2003 in the case of PLDT vs. City of Davao declaring PLDT not exempt from the local franchise tax, PLDT started paying local franchise tax to various Local Government Units, or LGUs.  As at December 31, 2017, PLDT has no contested LGU assessments for franchise taxes based on gross receipts received or collected for services within their respective territorial jurisdiction.

However, PLDT filed a protest on November 3, 2017 against the imposition of local business tax in addition to the local franchise tax issued by the City of Roxas covering the years 2013 to 2017.  On February 19, 2018, the City of Roxas cancelled the previously issued notice of business tax assessment.

Smart’s Local Business and Franchise Tax Assessments

The Province of Cagayan issued a tax assessment against Smart for alleged local franchise tax.  In 2011, Smart appealed the assessment to the Regional Trial Court, or RTC, of Makati on the ground that Smart cannot be held liable for local franchise tax mainly because it has no sales office within the Province of Cagayan pursuant to Section 137 of the Local Government Code (Republic Act No. 7160).  The RTC issued a TRO and a writ of preliminary injunction.  On April 30, 2012, the RTC rendered a decision nullifying the tax assessment.  The Province of Cagayan was also directed to cease and desist from imposing local franchise taxes on Smart’s gross receipts.  The Province of Cagayan then appealed to the Court of Tax Appeals, or CTA.  In a Decision promulgated on July 25, 2013, the CTA ruled that the franchise tax assessment is null and void for lack of legal and factual justifications.  Cagayan’s Motion for Reconsideration was denied.  Cagayan then appealed before the CTA En Banc.  The CTA En Banc issued a Decision dated December 8, 2015 affirming the nullity of the tax assessment.  On January 26, 2016, Cagayan filed a Motion for Partial Reconsideration with the CTA En Banc.

In 2016, Cagayan issued another local franchise tax assessment against Smart covering years 2011-2015.  Using the same grounds in the first case, Smart appealed the assessment with the RTC of Tuguegarao where the case is pending.

In 2015, the City of Manila issued assessments for alleged business tax deficiencies and cell sites regulatory fees and charges.  Smart protested the assessments.  After Manila denied the protest, Smart appealed to the RTC of the City of Manila, arguing that it is not liable for local business taxes on income realized from its telecommunications operations and that the assessments were a clear circumvention of Manila City Ordinance No. 8299 exempting Smart from the payment of local franchise tax.  The assessment for regulatory fees was contested for being void, as they were made without a valid and legal basis.  In the Decision promulgated on March 9, 2016, the RTC declared the local business tax and cell site regulatory fee assessments as invalid and void.  The City of Manila filed a Petition for Review with the CTA seeking to reverse the Decision.  Smart has already filed its Comment to the Petition and awaiting for further orders from the Court.  Through a Decision dated December 18, 2017, the Court dismissed the Petition for lack of jurisdiction.

Digitel’s Franchise Tax Assessment and Real Property Tax Assessment

As at March 8, 2018, Digitel is currently in discussions with various local government units for the settlement of its franchise tax and real property tax liabilities within their respective jurisdiction.

DMPI’s Local Business and Real Property Taxes Assessments

In DMPI vs. City of Cotabato, DMPI filed a Petition in 2010 for Prohibition and Mandamus against the City of Cotabato due to their threats to close its cell sites due to alleged real property tax delinquencies.  The RTC denied the petition.  DMPI appealed with the CTA.  On December 29, 2017, the CTA dismissed DMPI’s Petition for Review on the ground of lack of jurisdiction.  On January 12, 2018, DMPI filed its Motion for Reconsideration.

In the DMPI vs. City Government of Malabon, DMPI filed a Petition for Prohibition and Mandamus against the LGU to prevent the auction sale of DMPI sites in its jurisdiction for alleged real property tax liabilities.  DMPI was able to secure a TRO to defer the sale.  Through a Judgment dated October 6, 2017, the RTC of Malabon approved the compromise agreement executed by the parties which will result on the dismissal of the case after payment by DMPI of the amount of Php8 million as real property tax on its towers and improvements.  The parties are still awaiting for the confirmation of the computation by the City Assessor’s Office of Malabon.

DMPI’s Local Tower Fee Assessments

In DMPI vs. Municipality of San Mateo, DMPI filed in 2011 a petition for Prohibition and Mandamus with Preliminary Injunction and TRO against the Tower Fee Ordinance of the Municipality of San Mateo.  In 2014, the RTC ruled in favor of DMPI and declared the ordinance void and without legal force and effect.  The Municipality of San Mateo appealed with the CA.  The case has been submitted for resolution.

Meanwhile, in DMPI vs. the City Government of Santiago City and the City Permits and License Inspection Office of Santiago City, Isabela (CA-G.R. SP No. 127253) (Special Civil Action Case No. 36-0360, February 2011), the City Government of Santiago City filed an appeal with the CA after the lower court granted DMPI’s petition and ruled as unconstitutional the provision of the ordinance imposing the Php200 thousand per cell site per annum.  On May 5, 2015, the Appeal was dismissed and the ruling issued by the trial court was affirmed.

DMPI vs. City of Trece Martires – In 2010, DMPI petitioned to declare void the City of Trece Martires ordinance of imposing tower fee of Php150 thousand for each cell site annually.  Application for the issuance of a preliminary injunction by DMPI is pending resolution.

ACeS Philippines’ Local Business and Franchise Tax Assessments

ACeS Philippines has a pending case with the Supreme Court (ACeS Philippines Satellite Corporation vs. Commissioner of Internal Revenue Supreme Court G.R. No. 226680) for alleged 2006 deficiency withholding tax.  On July 23, 2014, the CTA Second Division affirmed the assessment of the Commissioner of Internal Revenue for deficiency basic withholding tax, surcharge plus deficiency interest and delinquency interest amounting to Php87 million.  On November 18, 2014, ACeS Philippines filed a Petition for Review with the CTA En Banc.  On August 16, 2016, the CTA En Banc also affirmed the assessment with finality.  Hence, on October 19, 2016, ACeS Philippines filed a petition before the Supreme Court assailing the decision of the CTA.  ACeS Philippines intends to file a formal request for compromise of tax liabilities before the BIR while the case is pending before the Supreme Court.  On February 23, 2017 and March 15, 2017, respectively, the Company paid and filed a formal request for compromise of tax liabilities amounting to Php27 million before the BIR while the case is pending before the Supreme Court.  No outstanding Letter of Authority for other years.

Arbitration with Eastern Telecommunications Philippines, Inc., or ETPI

Since 1990 up to the present, PLDT and ETPI have been engaged in legal proceedings involving a number of issues in connection with their business relationship.  Among PLDT’s claims against ETPI are ETPI’s alleged uncompensated bypass of PLDT’s systems from July 1, 1998 to November 28, 2003; unpaid access charges from July 1, 1999 to November 28, 2003; and non-payment of applicable rates for Off-Net and On-Net traffic from January 1, 1999 to November 28, 2003 arising from ETPI’s unilateral reduction of its rates for the Philippines-Hong Kong traffic stream through Hong Kong REACH-ETPI circuits.  ETPI’s claims against PLDT, on the other hand, involve an alleged Philippines-Hong Kong traffic shortfall for the period July 1, 1998 to November 28, 2003; unpaid share of revenues generated from PLDT’s activation of additional growth circuits in the Philippines-Singapore traffic stream for the period July 1, 1999 to November 28, 2003; under reporting of ETPI share of revenues under the terms of a Compromise Agreement for the period January 1, 1999 to November 28, 2003 (which ETPI is seeking to retroact to February 6, 1990); lost revenues arising from PLDT’s blocking of incoming traffic from Hong Kong from November 1, 2001 up to November 2003; and lost revenues arising from PLDT’s circuit migration from January 1, 2001 up to December 31, 2001.

While the parties have entered into Compromise Agreements in the past (one in February 1990 and another in March 1999), said agreements have not put to rest the issues between them.  To avoid protracted litigation and to preserve their business relationship, PLDT and ETPI agreed to submit their differences and issues to voluntary arbitration.  On April 16, 2008, PLDT and ETPI signed an Arbitration Settlement Agreement and submitted their respective Statement of Claims and Answers.  Subsequent to such submissions, PLDT and ETPI agreed to suspend the arbitration proceedings.  ETPI’s total claim against PLDT is about Php2.9 billion while PLDT’s total claim against ETPI is about Php2.8 billion.

In an agreement, Globe and PLDT have agreed that they shall cause ETPI, within a reasonable time after May 30, 2016, to dismiss Civil Case No. 17694 entitled Eastern Telecommunications Philippines, Inc. vs. Philippine Long Distance Telephone Company, and all related or incidental proceedings (including the voluntary arbitration between ETPI and PLDT), and PLDT, in turn, simultaneously, shall withdraw its counterclaims against ETPI in the same entitled case, all with prejudice.

In the Matter of the Wilson Gamboa Case and Jose M. Roy III Petition

In Wilson P. Gamboa vs. Finance Secretary Margarito B. Teves, et. al. (G.R. No. 176579) (the “Gamboa Case”), the Supreme Court held that the term ‘capital’ in Section 11, Article XII of the 1987 Constitution refers only to “shares of stock entitled to vote in the election of directors” and thus only to voting common shares, and not to the “total outstanding capital stock (common and non-voting preferred shares)”.  It directed the Philippine SEC “to apply this definition of the term ‘capital’ in determining the extent of allowable foreign ownership in PLDT, and if there is a violation of Section 11, Article XII of the Constitution, to impose the appropriate sanctions under the law.”  On October 9, 2012, the Supreme Court issued a Resolution denying with finality all Motions for Reconsideration of the respondents.  The Supreme Court decision became final and executory on October 18, 2012.

On May 20, 2013, the Philippine SEC issued SEC Memorandum Circular No. 8, Series of 2013 - Guidelines on Compliance with the Filipino-Foreign Ownership Requirements Prescribed in the Constitution and/or Existing Laws by Corporations Engaged in Nationalized and Partly-Nationalized Activities, or MC No. 8, which provides that the required percentage of Filipino ownership shall be applied to BOTH (a) the total number of outstanding shares of stock entitled to vote in the election of directors; AND (b) the total number of outstanding shares of stock, whether or not entitled to vote in the election of directors.

On June 10, 2013, Jose M. Roy III filed before the Supreme Court a Petition for Certiorari against the Philippine SEC, Philippine SEC Chairman and PLDT, or the Petition, claiming: (1) that MC No. 8 violates the decision of the Supreme Court in the Gamboa Case, which according to the Petitioner required that (a) the 60-40 ownership requirement be imposed on “each class of shares” and (b) Filipinos must have full beneficial ownership of 60% of the outstanding capital stock of those corporations subject to that
60-40 Filipino-foreign ownership requirement; and (2) that the PLDT Beneficial Trust Fund is not a Filipino-owned entity and consequently, the corporations owned by PLDT Beneficial Trust Fund, including BTFHI, which owns 150 million voting preferred shares in PLDT, cannot be considered a Filipino-owned corporation.  PLDT and Philippine SEC sought the dismissal of the Petition.

In July 16, 2013, Wilson C. Gamboa, Jr. et. al. filed a Motion for Leave to file a Petition-in-Intervention dated July 16, 2013, which the Supreme Court granted on August 6, 2013.  The Petition-in-Intervention raised identical arguments and issues as those in the Petition.

The Supreme Court, in its November 22, 2016 decision, dismissed the Petition and Petition-In-Intervention and upheld the validity of MC No. 8.  In the course of discussing the Petition, the Supreme Court expressly rejected petitioners’ argument that the 60% Filipino ownership requirement for public utilities must be applied to each class of shares.  According to the Court, the position is “simply beyond the literal text and contemplation of Section 11, Article XII of the 1987 Constitution” and that the petitioners’ suggestion would “effectively and unwarrantedly amend or change” the Court’s ruling in Gamboa.  In categorically rejecting the petitioners’ claim, the Court declared and stressed that its Gamboa ruling “did NOT make any definitive ruling that the 60% Filipino ownership requirement was intended to apply to each class of shares.”  On the contrary, according to the Court, “nowhere in the discussion of the term “capital” in Section 11, Article XII of the 1987 Constitution in the Gamboa Decision did the Court mention the 60% Filipino equity requirement to be applied to each class of shares.”

In respect of ensuring Filipino ownership and control of public utilities, the Court noted that this is already achieved by the requirements under MC No. 8.  According to the Court, “since Filipinos own at least 60% of the outstanding shares of stock entitled to vote directors, which is what the Constitution precisely requires, then the Filipino stockholders control the corporation – i.e., they dictate corporate actions and decisions…”

The Court further noted that the application of the Filipino ownership requirement as proposed by petitioners “fails to understand and appreciate the nature and features of stocks and financial instruments” and would “greatly erode” a corporation’s “access to capital – which a stock corporation may need for expansion, debt relief/repayment, working capital requirement and other corporate pursuits.”  The Court reaffirmed that “stock corporations are allowed to create shares of different classes with varying features” and that this “is a flexibility that is granted, among others, for the corporation to attract and generate capital (funds) from both local and foreign capital markets” and that “this access to capital – which a stock corporation may need for expansion, debt relief/repayment, working capital requirement and other corporate pursuits – will be greatly eroded with further unwarranted limitations that are not articulated in the Constitution.”  The Court added that “the intricacies and delicate balance between debt instruments (liabilities) and equity (capital) that stock corporations need to calibrate to fund their business requirements and achieve their financial targets are better left to the judgment of their boards and officers, whose bounden duty is to steer their companies to financial stability and profitability and who are ultimately answerable to their shareholders.”

The Court went on to say that “a too restrictive definition of ‘capital’, one that was never contemplated in the Gamboa Decision, will surely have a dampening effect on the business milieu by eroding the flexibility inherent in the issuance of preferred shares with varying terms and conditions.  Consequently, the rights and prerogatives of the owners of the corporation will be unwarrantedly stymied.”  Accordingly, the Court said that the petitioners’ “restrictive interpretation of the term “capital” would have a tremendous adverse impact on the country as a whole – and to all Filipinos.”

Petitioner Jose M. Roy III filed a Motion for Reconsideration of the Supreme Court Decision dated November 22, 2016.  On April 18, 2017, the Supreme Court denied with finality Petitioner’s Motion for Reconsideration.

Arbitration Case between Smart and Harris Caprock Communications, Inc. (U.S.A.), or HCC, and Caprock Communications International Limited (United Kingdom), or CCI, together Claimants

In December 2011, Smart engaged the services of HCC and CCI, a wholly-owned subsidiary of HCC, for the expansion of its SmartLink GSM.  Subsequently, the parties executed three agreements: (i) Agreement for Bandwidth and Teleport Services with CCI dated May 21, 2012; (ii) Agreement for Warehousing and Installation Services with CCI dated August 27, 2012, or the Installation Agreement; and (iii) Agreement for the Sale and Purchase of Equipment with HCC dated September 27, 2012.

HCC failed to deliver the equipment in accordance with the delivery schedule and delivered defective equipment.  Claimants also failed to activate Phase 1 of the satellite beams and installed only 13 units of antennas and beams.  Thus, Smart issued a Termination Notice dated December 15, 2012 for all the three agreements.  In their letter dated December 18, 2012, Claimants requested Smart to keep the contracts alive.  Thus, Smart issued its commercial response on December 29, 2012.  Claimants requested Smart to withdraw the termination notice; otherwise, they will claim damages, premised on their position that Smart cannot terminate the contracts for convenience.  Smart did not withdraw the termination notice.  The parties failed to reach an amicable settlement with Claimants claiming US$35 million in damages, while Smart wanted reimbursement of its deposit.

On October 19, 2016, a Singapore International Arbitration Center – Arbitral Tribunal issued a Final Partial Award adjudging Smart liable to the Claimants in the amount of US$6.5 million, consisting of equipment delivered to Smart, liability to third parties, performance bond, monthly service fees, loss of profit, installation fees, excluding interest.

In an Order dated December 23, 2016, the Arbitral Tribunal issued its Final Award on Costs, awarding Claimants the amount of US$1.6 million, representing arbitration costs, legal fees and other expenses.  On December 29, 2016, Smart paid the amount of US$8.5 million, or Php424 million, to Claimants as settlement, based on external counsel’s opinion on the imprudence of pursuing further legal proceedings.

Department of Labor and Employment, or DOLE, Compliance Order to PLDT

PLDT received a Compliance Order dated July 3, 2017 from the National Capital Region Office of the DOLE asserting that PLDT and 48 of its third party service contractors (a) did not fully pay, and therefore are solidarily liable, to certain contract workers for various statutory monetary benefits totaling approximately Php78.6 million; and (b) violated DOLE Order No. 18-A on contracting out and, therefore, PLDT must issue regular employment positions to approximately 8,720 contractor workers.

On July 17, 2017, PLDT filed an Appeal with the DOLE Secretary contesting the conclusions set out in the Compliance Order.  In accordance with the rules of procedure for these types of cases, the filing of the Appeal stays the execution of any aspect of the Order for the duration of the Appeal.

PLDT received a copy of a Resolution dated January 10, 2018 issued by the DOLE Secretary, which partially reverses the July 3, 2017 Compliance Order issued by the DOLE-NCR Regional Director.  The Resolution reduces (a) the number of workers ordered to be regularized to 7,416 from the previous 8,720; and (b) the monetary liability of PLDT and its contractors to Php66.3 million from the previous Php78.2 million.

However, the Resolution did not address the fundamental jurisdictional and due process issues raised by PLDT in the Appeal to the DOLE Secretary.  PLDT filed a Motion for Reconsideration within the 10-day prescribed period to contest the Resolution.  The Resolution is not executory until reconsideration proceedings have been resolved.

Other disclosures required by IAS 37, Provisions, Contingent Liabilities and Contingent Assets, were not provided as it may prejudice our position in on-going claims, litigations and assessments.  See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Provision for legal contingencies and tax assessments.